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                                                                   EXHIBIT 10.10

                                    Amendment

                                       To

            Supplemental Retirement Agreement dated February 28, 1995

Agreement made this 22nd day of June, 1998, by and between SAVINGS BANK OF THE FINGER LAKES, FSB, Federal Savings Association, having its head office at 470 Exchange Street, Geneva, New York, ("SBFL") and G. Thomas Bowers residing at 1045 Lochland Road, Geneva, New York, 14456 ("Bowers).

WHEREAS, Bowers and SBFL have entered into a Supplemental Retirement Agreement dated February 28, 1995, and;

WHEREAS, under said Agreement, SBFL agreed to provide certain benefits to Bowers upon his future retirement from SBFL, and;

WHEREAS, SBFL and Bowers desire to amend said Agreement,

NOW, THEREFORE, it is agreed by and between the Parties hereto as follows:

1. Section One of the Agreement dated February 28, 1995 is hereby amended by adding the following thereto:


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      "Such benefits shall be reduced by an amount equal to six (6) percent of total cash value in all Policies subject to any split dollar agreement in effect as of the Executive's attainment of age sixty-two (62)."

2.    Paragraph 3 of the Agreement dated February 28, 1995, is hereby deleted.

IN WITNESS WHEREOF, SBFL has caused this Agreement to be executed by its duly authorized Officers, and Bowers has set his hand to this Agreement as of the date first written.

                                SAVINGS BANK OF THE FINGER LAKES, FSB


                                By: /s/ Terry L. Hammond
                                    --------------------------------------------
                                    Terry L. Hammond
                                    Sr. Vice President & Chief Financial Officer


                                    /s/ G. Thomas Bowers
                                    ------------------------------
                                    G. Thomas Bowers


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